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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 12, 2002

                                 TEKTRONIX, INC.
             (Exact name of registrant as specified in its charter)

           Oregon                      1-4837                 93-09343990
(State or other jurisdiction         (Commission           (I.R.S. Employer
     of incorporation)               File Number)          Identification No.)

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    14200 SW Karl Braun Drive,
        Beaverton, Oregon                                         97077
(Address of principal executive offices)                        (Zip Code)

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       Registrant's telephone number, including area code: (503) 627-7111

                                    No Change
         (Former name or former address, if changed since last report.)

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Item 9. Regulation FD Disclosure.

Pursuant to Order No. 4-460 of the Securities and Exchange Commission, the principal executive officer and principal financial officer of Tektronix, Inc. have each executed a Statement under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings. These Statements have been delivered to the Commission today and are attached as Exhibits to this Report on Form 8-K.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 12, 2002

                                    Tektronix, Inc.


                                    By:/s/  COLIN L. SLADE
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                                       Colin L. Slade
                                       Senior Vice President and Chief Financial
                                       Officer

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                                  EXHIBIT INDEX

Exhibit   Description
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99.1      Statement Under Oath of Richard H. Wills, Principal Executive Officer
          of Tektronix, Inc., Regarding Facts and Circumstances Relating to Exchange Act Filings.

99.2 Statement Under Oath of Colin L. Slade, Principal Financial Officer of Tektronix, Inc., Regarding Facts and Circumstances Relating to Exchange Act Filings.